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                                                                    EXHIBIT 99.1

                  CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350,
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Quarterly Report of Heritage Propane Partners, L.P. (the "Partnership") on Form 10-Q for the three months ended November 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, H. Michael Krimbill, Chief Executive Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.

         The foregoing certification is made solely for purposes of 19 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and is subject to the "knowledge" and "willfulness" qualifications contained in 18 U.S.C. Section 1350(c).

                                            /s/    H. Michael Krimbill
                                     ------------------------------------------
                                     H. Michael Krimbill
                                     President and Chief Executive Officer
                                     Dated:  January 14, 2002

                  CERTIFICATION OF THE CHIEF FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350,
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Quarterly Report of Heritage Propane Partners, L.P. (the "Partnership") on Form 10-Q for the three months ended November 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Michael L. Greenwood, Vice President and Chief Financial Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.

         The foregoing certification is made solely for purposes of 19 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and is subject to the "knowledge" and "willfulness" qualifications contained in 18 U.S.C. Section 1350(c).

                                            /s/ Michael L. Greenwood
                                     ------------------------------------------
                                     Michael L. Greenwood
                                     Vice President and Chief Financial Officer
                                     Dated: January 14, 2003